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                                  Exhibit 99.2

                      CFO CERTIFICATION OF PERIODIC REPORT

I, W. Kim Foster, Senior Vice-President and Chief Financial Officer of FMC (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, based on my knowledge that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2002


                                                       /s/ W. Kim Foster
                                                       -------------------------
                                                       W. Kim Foster
                                                       Senior Vice President and
                                                       Chief Financial Officer

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